Vanguard® Short-Term Federal Fund
Schedule of Investments (unaudited)
As of October 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (98.0%)
U.S. Government Securities (33.1%)
	United States Treasury Note/Bond	4.500%	11/30/24	415,000	410,850
	United States Treasury Note/Bond	2.750%	5/15/25	150,000	144,539
	United States Treasury Note/Bond	4.250%	5/31/25	145,000	142,893
	United States Treasury Note/Bond	5.000%	10/31/25	106,000	105,867
	United States Treasury Note/Bond	2.125%	5/31/26	180,000	167,794
	United States Treasury Note/Bond	1.625%	10/31/26	190,000	172,841
[1]	United States Treasury Note/Bond	1.250%	11/30/26	60,000	53,822
	United States Treasury Note/Bond	2.750%	4/30/27	60,000	55,931
	United States Treasury Note/Bond	2.375%	5/15/27	20,000	18,381
[1,2]	United States Treasury Note/Bond	2.750%	7/31/27	230,000	213,325
[1]	United States Treasury Note/Bond	4.125%	9/30/27	99,200	96,565
[1]	United States Treasury Note/Bond	3.500%	4/30/28	12,100	11,450
[1]	United States Treasury Note/Bond	2.750%	5/31/29	55,000	49,251
					1,643,509
Agency Bonds and Notes (49.5%)
[3]	AID-Israel	0.000%	11/1/24	6,905	6,532
[4]	Fannie Mae Interest Strip	0.000%	11/15/25	8,000	7,195
[4]	Fannie Mae Principal Strip	0.000%	11/15/30	7,000	4,813
	Federal Farm Credit Banks Funding Corp.	0.680%	3/9/26	275,000	247,566
	Federal Home Loan Banks	0.830%	2/10/27	136,475	118,570
	Federal Home Loan Banks	0.850%	2/17/27	100,000	86,873
	Federal Home Loan Banks	1.020%	2/24/27	10,570	9,229
	Federal Home Loan Banks	0.900%	2/26/27	105,695	91,891
	Federal Home Loan Banks	0.920%	2/26/27	25,900	22,533
	Federal Home Loan Banks	1.115%	2/26/27	49,145	43,153
[1]	Federal Home Loan Banks	4.000%	6/30/28	35,000	33,673
[4]	Federal Home Loan Mortgage Corp.	5.150%	2/14/25	250,000	248,273
[4]	Federal Home Loan Mortgage Corp.	4.320%	3/21/25	150,000	147,646
[4]	Federal Home Loan Mortgage Corp.	0.680%	8/6/25	73,100	67,473
[4]	Federal Home Loan Mortgage Corp.	4.160%	8/28/25	52,950	51,757
[4]	Federal Home Loan Mortgage Corp.	5.570%	8/28/25	200,000	199,387
[4]	Federal Home Loan Mortgage Corp.	0.640%	11/24/25	174,650	159,060
[4]	Federal Home Loan Mortgage Corp.	0.700%	12/30/25	194,850	177,110
[4]	Federal National Mortgage Assn.	0.650%	12/17/25	138,500	125,901
[4]	Federal National Mortgage Assn.	0.650%	12/17/25	180,495	164,076
[4]	Freddie Mac Principal Strips	0.000%	3/15/31	19,983	13,489
	Private Export Funding Corp.	3.550%	1/15/24	8,700	8,660
	Private Export Funding Corp.	1.400%	7/15/28	26,000	22,076
	Resolution Funding Corp. Principal Strip	0.000%	1/15/30	394,377	283,328
	Resolution Funding Corp. Principal Strip	0.000%	4/15/30	171,307	121,366
					2,461,630

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Conventional Mortgage-Backed Securities (8.9%)
[4,5]	Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	1,820	1,552
[5]	Ginnie Mae I Pool	4.500%	5/20/51	40,173	38,004
[4,5,6]	UMBS Pool	2.000%	10/1/27–12/13/53	254,991	205,522
[4,5]	UMBS Pool	3.500%	1/1/33–9/1/34	46,981	43,733
[4,5]	UMBS Pool	3.000%	12/1/34	151	135
[4,5,6]	UMBS Pool	2.500%	2/1/35–12/13/53	140,094	113,463
[4,5,6]	UMBS Pool	1.500%	12/18/38	50,000	41,109
[4,5,6]	UMBS Pool	4.500%	12/18/38	1,500	1,421
					444,939
Nonconventional Mortgage-Backed Securities (6.5%)
[4,5]	Fannie Mae REMICS	3.000%	6/25/48–2/25/52	90,332	58,450
[4,5]	Fannie Mae REMICS	4.500%	8/25/49–10/25/49	76,751	71,502
[4,5]	Freddie Mac REMICS	4.500%	10/25/44–3/25/48	43,383	40,796
[4,5]	Freddie Mac REMICS	2.500%	9/25/48–12/25/48	19,498	15,930
[4,5]	Freddie Mac REMICS	3.000%	11/25/48–2/25/52	54,759	41,611
[5]	Ginnie Mae REMICS	3.000%	11/20/50–12/20/51	97,381	55,444
[5]	Ginnie Mae REMICS	1.500%	2/20/51–12/20/51	34,504	25,722
[5]	Ginnie Mae REMICS	2.500%	9/20/51	3,305	1,924
[5]	Ginnie Mae REMICS	2.000%	11/20/51	18,074	9,372
[5]	Ginnie Mae REMICS	3.500%	11/20/51	570	325
					321,076
Total U.S. Government and Agency Obligations (Cost $5,229,963)					4,871,154
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K053	2.995%	12/25/25	7,913	7,535
[4,5,7]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K063	3.430%	1/25/27	2,690	2,539
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K064	3.224%	3/25/27	4,245	3,973
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K065	3.243%	4/25/27	930	868
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K066	3.117%	6/25/27	34,839	32,322
[4,5,7]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K507	4.800%	9/25/28	30,000	29,152
[4,5,7]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K508	4.740%	8/25/28	33,000	31,793
[4,5]	FHLMC Multifamily Structured Pass-Through Certificates Class A2 Series K509	4.850%	9/25/28	23,000	22,267
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $131,613)					130,449

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (2.6%)
Money Market Fund (2.6%)
[8]	Vanguard Market Liquidity Fund (Cost $128,361)	5.420%	1,283,736	128,361
Total Investments (103.2%) (Cost $5,489,937)				5,129,964
Other Assets and Liabilities—Net (-3.2%)				(160,199)
Net Assets (100%)				4,969,765
Cost is in $000.
1	Securities with a value of $6,890,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2	Securities with a value of $18,951,000 have been segregated as initial margin for open futures contracts.
3	U.S. government-guaranteed.
4	The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6	Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of October 31, 2023.
7	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REMICS—Real Estate Mortgage Investment Conduits.
UMBS—Uniform Mortgage-Backed Securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	December 2023	1,446	292,702	218
5-Year U.S. Treasury Note	December 2023	1,464	152,954	(42)
				176

Short Futures Contracts
10-Year U.S. Treasury Note	December 2023	(4,389)	(465,988)	16,038
Long U.S. Treasury Bond	December 2023	(574)	(62,817)	2,324
Ultra 10-Year U.S. Treasury Note	December 2023	(1,060)	(115,358)	1,843
Ultra Long U.S. Treasury Bond	December 2023	(847)	(95,340)	10,480
				30,685
				30,861
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its MSFTA, and sell or retain any collateral held up to the net amount owed to the fund under the MSFTA.
At October 31, 2023, counterparties had deposited in segregated accounts securities with a value of $1,541,000 in connection with TBA transactions.
C. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund also enters into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
E.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	4,871,154	—	4,871,154
Asset-Backed/Commercial Mortgage-Backed Securities	—	130,449	—	130,449
Temporary Cash Investments	128,361	—	—	128,361
Total	128,361	5,001,603	—	5,129,964
Derivative Financial Instruments
Assets
Futures Contracts[1]	30,903	—	—	30,903
Liabilities
Futures Contracts[1]	42	—	—	42
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.